CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.0%
COMMUNICATION SERVICES - 13.7%
Entertainment - 2.5%
Walt Disney Co.	56,280	$7,334,409

Interactive Media & Services - 9.1%
Alphabet Inc., Class A Shares	2,872	3,507,114	*
Alphabet Inc., Class C Shares	7,238	8,823,122	*
Facebook Inc., Class A Shares	79,346	14,129,936	*

Total Interactive Media & Services		26,460,172

Media - 2.1%
Comcast Corp., Class A Shares	136,389	6,148,416

TOTAL COMMUNICATION SERVICES		39,942,997

CONSUMER DISCRETIONARY - 14.3%
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill Inc.	3,029	2,545,784	*

Internet & Direct Marketing Retail - 9.5%
Alibaba Group Holding Ltd., ADR	28,553	4,774,918	*
Amazon.com Inc.	10,011	17,378,195	*
Booking Holdings Inc.	1,587	3,114,662	*
GrubHub Inc.	40,543	2,278,922	*

Total Internet & Direct Marketing Retail		27,546,697

Specialty Retail - 3.9%
Advance Auto Parts Inc.	30,909	5,112,349
Home Depot Inc.	27,129	6,294,470

Total Specialty Retail		11,406,819

TOTAL CONSUMER DISCRETIONARY		41,499,300

CONSUMER STAPLES - 4.8%
Beverages - 2.0%
Anheuser-Busch InBev SA/NV, ADR	63,022	5,996,544

Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	17,966	5,176,184

Food Products - 1.0%
McCormick & Co. Inc., Non Voting Shares	18,777	2,934,845

TOTAL CONSUMER STAPLES		14,107,573

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Pioneer Natural Resources Co.	24,863	3,127,019

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
FINANCIALS - 4.9%
Capital Markets - 3.2%
BlackRock Inc.	9,560	$4,260,318
Charles Schwab Corp.	124,596	5,211,851

Total Capital Markets		9,472,169

Consumer Finance - 1.7%
American Express Co.	41,238	4,877,631

TOTAL FINANCIALS		14,349,800

HEALTH CARE - 12.0%
Biotechnology - 2.2%
Alexion Pharmaceuticals Inc.	40,131	3,930,430	*
BioMarin Pharmaceutical Inc.	38,368	2,586,003	*

Total Biotechnology		6,516,433

Health Care Providers & Services - 2.8%
UnitedHealth Group Inc.	36,964	8,033,017

Life Sciences Tools & Services - 2.6%
Thermo Fisher Scientific Inc.	25,379	7,392,141

Pharmaceuticals - 4.4%
Johnson & Johnson	38,884	5,030,812
Zoetis Inc.	62,994	7,848,423

Total Pharmaceuticals		12,879,235

TOTAL HEALTH CARE		34,820,826

INDUSTRIALS - 9.9%
Air Freight & Logistics - 3.1%
CH Robinson Worldwide Inc.	28,103	2,382,572
United Parcel Service Inc., Class B Shares	54,384	6,516,291

Total Air Freight & Logistics		8,898,863

Industrial Conglomerates - 2.1%
Honeywell International Inc.	36,600	6,192,720

Professional Services - 1.8%
IHS Markit Ltd.	76,589	5,122,272	*

Road & Rail - 1.0%
Uber Technologies Inc.	98,595	3,004,190	*

Trading Companies & Distributors - 1.9%
W.W. Grainger Inc.	18,817	5,591,472

TOTAL INDUSTRIALS		28,809,517

INFORMATION TECHNOLOGY - 30.1%
IT Services - 7.8%
Akamai Technologies Inc.	70,002	6,396,783	*

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY		SHARES	VALUE
IT Services - (continued)
Fidelity National Information Services Inc.		27,450	$3,644,262
Visa Inc., Class A Shares		74,277	12,776,387

Total IT Services			22,817,432

Semiconductors & Semiconductor Equipment - 5.2%
NVIDIA Corp.		19,537	3,400,805
QUALCOMM Inc.		80,914	6,172,120
Texas Instruments Inc.		41,853	5,409,082

Total Semiconductors & Semiconductor Equipment			14,982,007

Software - 14.7%
Adobe Inc.		29,018	8,016,222	*
Microsoft Corp.		104,642	14,548,377
Nutanix Inc., Class A Shares		81,499	2,139,349	*
Oracle Corp.		112,591	6,195,883
Palo Alto Networks Inc.		21,303	4,342,190	*
Splunk Inc.		36,402	4,290,340	*
VMware Inc., Class A Shares		21,278	3,192,977

Total Software			42,725,338

Technology Hardware, Storage & Peripherals - 2.4%
Apple Inc.		30,763	6,889,989

TOTAL INFORMATION TECHNOLOGY			87,414,766

MATERIALS - 3.3%
Chemicals - 3.3%
Ecolab Inc.		26,754	5,298,362
Linde PLC		22,215	4,303,490

TOTAL MATERIALS			9,601,852

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Equinix Inc.		9,409	5,427,111

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $181,355,451)			279,100,761

	RATE
SHORT-TERM INVESTMENTS - 3.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $10,942,290)	1.810%	10,942,290	10,942,290

TOTAL INVESTMENTS - 99.8% (Cost - $192,297,741)			290,043,051
Other Assets in Excess of Liabilities - 0.2%			626,339

TOTAL NET ASSETS - 100.0%			$290,669,390

*	Non-income producing security.

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Large Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Notes to Schedule of Investments (unaudited) (continued)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$279,100,761	—	—	$279,100,761
Short-Term Investments†	10,942,290	—	—	10,942,290

Total Investments	$290,043,051	—	—	$290,043,051

†	See Schedule of Investments for additional detailed categorizations.